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                                                                    EXHIBIT 23.3

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this 462(b) Registration Statement on Form S-3 of our report dated April 15, 1997 included in Medicis Pharmaceutical Corporation's Form 8-K/A dated January 9, 1998, and to all references to our Firm included in or made a part of this 462(b) Registration Statement on Form S-3.

                                          /s/ ARTHUR ANDERSEN LLP

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                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
February 4, 1998